UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

CIVITAS BANKGROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-27393	62-1297760
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 383-6619
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 25, 2005, Civitas BankGroup, Inc. issued a press release announcing its earnings results for the fourth quarter and year ended December 31, 2004, the text of which is set forth in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

     On January 25, 2005, Civitas BankGroup, Inc. issued a press release announcing its earnings results for the fourth quarter and year ended December 31, 2004, the text of which is set forth in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated January 25, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
	By:	/s/ Andy LoCascio
Andy LoCascio
Date: January 26, 2005		Chief Financial Officer

EXHIBIT INDEX

99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated January 25, 2005.

4